EXHIBIT 21.1

Subsidiaries as of December 31, 2017
Name	State or Country of Organization
Agila Australasia Pty Ltd	Australia
Alphapharm Pty. Ltd.	Australia
Meda Pharmaceuticals Pty Ltd	Australia
Mylan Australia Holding Pty Ltd	Australia
Mylan Australia Pty Limited	Australia
Mylan Health Pty. Ltd.	Australia
Arcana Arzneimittel GmbH	Austria
BGP Products GmbH	Austria
Meda Austria Holdings GmbH	Austria
Meda Pharma GmbH (Austria)	Austria
Aktuapharma NV	Belgium
Docpharma BVBA	Belgium
Meda Pharma S.A.	Belgium
Mylan BVBA	Belgium
Mylan EPD SPRL	Belgium
Mylan Bermuda Ltd.	Bermuda
Mylan d.o.o.	Bosnia and Herzegovina
Meda Pharma Importacao e Exportacao de Produtos Farmaceuticos Ltda.	Brazil
Mylan Brasil Distribuidora de Medicamentos Ltda	Brazil
Mylan Laboratórios Ltda	Brazil
Mylan EOOD	Bulgaria
BGP Pharma ULC	Canada
Meda Pharmaceuticals Ltd	Canada
Mylan Pharmaceuticals ULC	Canada
Rottapharm Chile SA	Chile
Meda Pharmaceutical Hong Kong Ltd.	China
Medicine Meda Pharmaceutical Information Consultancy (Beijing) Co., Ltd	China

EXHIBIT 21.1

Mylan Hrvatska d.o.o. za trgovinu i usluge	Croatia
Agila Specialties (Holdings) Cyprus Limited	Cyprus
Agila Specialties Americas Limited	Cyprus
Onco Laboratories Limited	Cyprus
BGP Products Czech Republic s.r.o.	Czech Republic
Meda Pharma s.r.o.	Czech Republic
Mylan Pharmaceuticals s.r.o.	Czech Republic
Acton Pharmaceuticals, Inc.	Delaware
Alaven Pharmaceutical LLC	Delaware
ALVP Holdings, LLC	Delaware
Apicore Inc.	Delaware
Apicore US LLC	Delaware
Canton Fuels Company, LLC	Delaware
Chouteau Fuels Company, LLC	Delaware
Delcor Asset Corporation	Delaware
Denco Asset, LLC	Delaware
Deogun Manufacturing, LLC	Delaware
Dey Limited Partner LLC	Delaware
Dey, Inc.	Delaware
EMD, Inc.	Delaware
Ezio Pharma, Inc.	Delaware
Franklin Pharmaceutical LLC	Delaware
Madaus Inc.	Delaware
Marquis Industrial Company, LLC	Delaware
Meda Pharmaceuticals Inc.	Delaware
Mylan Consumer Healthcare, Inc.	Delaware
Mylan D.T. (U.S.) Holdings, Inc.	Delaware
Mylan D.T. DPT Partner Sub, LLC	Delaware
Mylan D.T., Inc.	Delaware
Mylan Holdings Inc.	Delaware

EXHIBIT 21.1

Mylan Institutional LLC	Delaware
Mylan Investment Holdings 4 LLC	Delaware
Mylan Investment Holdings 5 LLC	Delaware
Mylan Investment Holdings 6 LLC	Delaware
Mylan LLC	Delaware
Mylan Securitization LLC	Delaware
Mylan Special Investments LLC	Delaware
Mylan Special Investments II, LLC	Delaware
Mylan Special Investments III, LLC	Delaware
Mylan Special Investments IV, LLC	Delaware
Mylan Special Investments V, LLC	Delaware
Mylan Special Investments VI, LLC	Delaware
Mylan Specialty L.P.	Delaware
Nimes, Inc.	Delaware
Powder Street, LLC	Delaware
Prestium Pharma, Inc.	Delaware
Somerset Pharmaceuticals, Inc.	Delaware
Wallace Pharmaceuticals Inc.	Delaware
BGP Products ApS	Denmark
Meda AS (Denmark)	Denmark
Mylan ApS	Denmark
Agila Specialties UK Limited	England & Wales
BeechMere Pharmaceuticals Ltd.	England & Wales
Famy Care Europe Limited	England & Wales
Generics [U.K.] Ltd.	England & Wales
Meda Pharmaceuticals Limited	England & Wales
Mylan Holdings Acquisition 2 Limited	England & Wales
Mylan Holdings Acquisition Limited	England & Wales
Mylan Holdings Ltd.	England & Wales
Mylan Pharma UK Limited	England & Wales

EXHIBIT 21.1

Mylan Products Limited	England & Wales
Mylan UK Healthcare Limited	England & Wales
VIATRIS Pharmaceuticals Limited	England & Wales
VUK Pharmaceuticals Limited	England & Wales
Meda Oy	Finland
Mylan Finland OY	Finland
Mylan OY	Finland
Oy Scanmeda Ab	Finland
Laboratoires Madaus SAS	France
Meda Holding S.A.S.	France
Meda Manufacturing S.A.S.	France
Meda Pharma S.A.S.	France
Mylan EMEA S.A.S.	France
Mylan Generics France Holding S.A.S.	France
Mylan Laboratories SAS	France
Mylan Medical SAS	France
Mylan S.A.S.	France
Qualimed S.A.S.	France
Rottapharm SAS	France
Erste Madaus Beteiligungs GmbH	Germany
Galmeda GmbH	Germany
Korin GmbH & Co. Projekt 31 KG	Germany
Madaus GmbH	Germany
Meda Germany Beteiligungs GmbH	Germany
Meda Germany Holding GmbH	Germany
Meda Manufacturing GmbH	Germany
Meda Pharma Gmbh & Co KG	Germany
Meda Verwaltungs GmbH	Germany
MWB Pharma GmbH	Germany
Mylan dura GmbH	Germany

EXHIBIT 21.1

Mylan Healthcare GmbH	Germany
Pharmazeutische Union GmbH	Germany
Tropon U-Kasse GmbH	Germany
Troponwerke GmbH	Germany
Viatris GmbH	Germany
Rottapharm Madaus GmbH	Germany
Zweite Madaus Beteiligungs GmbH	Germany
Mylan (Gibraltar) 4 Limited	Gibraltar
Mylan (Gibraltar) 5 Limited	Gibraltar
Mylan (Gibraltar) 6 Limited	Gibraltar
Mylan (Gibraltar) 7 Limited	Gibraltar
Mylan (Gibraltar) 8 Limited	Gibraltar
Mylan (Gibraltar) 9 Limited	Gibraltar
BGP Pharmaceutical Products Ltd.	Greece
Generics Pharma Hellas E.P.E.	Greece
Meda Pharmaceuticals S.A.	Greece
Rottapharm Hellas	Greece
Meda Pharma Hungary Kereskedelmi	Hungary
Mylan EPD Kft	Hungary
Mylan Hungary Kft.	Hungary
Mylan Kft	Hungary
Mylan Institutional Inc.	Illinois
Madaus Pharmaceuticals Private Limited	India
Mylan Laboratories India Private Limited	India
Mylan Laboratories Limited	India
Mylan Pharmaceuticals Private Limited	India
BGP Products Limited	Ireland
McDermott Laboratories Limited	Ireland
Meda Health Sales Ireland Limited	Ireland
Mylan Investments Limited	Ireland

EXHIBIT 21.1

Mylan IRE Healthcare Limited	Ireland
Mylan Ireland Holdings Limited	Ireland
Mylan Ireland Investment Designated Activity Company	Ireland
Mylan Ireland Limited	Ireland
Mylan Pharma Acquisition Limited	Ireland
Mylan Pharma Group Limited	Ireland
Mylan Pharma Holdings Limited	Ireland
Mylan Teoranta	Ireland
Rottapharm Limited	Ireland
BGP Products S.r.l. (Italy)	Italy
Dermogroup Srl	Italy
Madaus Srl	Italy
Meda Pharma SpA	Italy
Mylan S.p.A. Con Socia Unico	Italy
Rottapharm SpA	Italy
Mylan EPD G.K.	Japan
Mylan Seiyaku Ltd.	Japan
SIA "BGP Products"	Latvia
SIA Meda Pharma	Latvia
BGP Products UAB	Lithuania
BGP Products S.à.r.l.	Luxembourg
Integral SA	Luxembourg
Meda Pharma Sarl	Luxembourg
Mylan Luxembourg 1 S.à r.l.	Luxembourg
Mylan Luxembourg 2 S.à r.l.	Luxembourg
Mylan Luxembourg 3 S.à r.l.	Luxembourg
Mylan Luxembourg 6 S.à r.l.	Luxembourg
Mylan Luxembourg 7 S.à r.l.	Luxembourg
Mylan Luxembourg 9 S.à r.l.	Luxembourg
Mylan Luxembourg S.à r.l.	Luxembourg

EXHIBIT 21.1

SIM S.A.	Luxembourg
Meda Healthcare Sdn. Bhd.	Malaysia
Mylan Malaysia SDN. BHD.	Malaysia
MP Laboratories (Mauritius) Ltd.	Mauritius
Meda Phama S de RL de CV	Mexico
Meda Pharma Servicios S de RL de CV	Mexico
Mylan Pharmaceuticals S.A.S.	Morocco
BGP Products B.V.	Netherlands
Dagra Medica B.V.	Netherlands
Meda Pharma B.V.	Netherlands
Mylan B.V.	Netherlands
Mylan Group B.V.	Netherlands
Agila Specialties Inc.	New Jersey
BGP Products	New Zealand
Mylan New Zealand Limited	New Zealand
Mylan Health Management LLC	North Carolina
Meda AS	Norway
Mylan AS	Norway
Mylan Healthcare Norge AS	Norway
Mylan Hospital AS	Norway
ZpearPoint AS	Norway
MLRE LLC	Pennsylvania
Mylan Holdings Sub Inc.	Pennsylvania
Mylan Inc.	Pennsylvania
Synerx Pharma, LLC	Pennsylvania
Mylan Philippines Inc.	Philippines
Mylan EPD Sp. Z o.o.	Poland
Mylan Healthcare S.p. Z o.o.	Poland
Rottapharm Madaus Sp. zo.o	Poland
Mylan Pharmaceuticals Sp. Z o.o.	Poland

EXHIBIT 21.1

BGP Products, Unipessoal, LDA	Portugal
Laboratorios Anova - Produtos Farmaceuticos, LDA	Portugal
Laboratorios Delta SA	Portugal
Meda Pharma Produtos Farmaceuticos SA	Portugal
Mylan EPD Lda.	Portugal
Mylan, Lda.	Portugal
Neo Farmaceutica SA	Portugal
Rotta Farmaceutica Ltda	Portugal
BGP Products S.r.l. (Romania)	Romania
Meda Pharma OOO	Russian Federation
Rottapharm Madaus LLC	Russian Federation
Mylan Pharmaceuticals Pte Ltd.	Singapore
BGP Products s.r.o.	Slovakia
Meda Pharma spol. s.r.o.	Slovakia
Mylan s.r.o.	Slovakia
GSP Proizvodi, farmacevtska druzba, d.o.o.	Slovenia
Mylan, farmacevtska druzba, d.o.o.	Slovenia
Meda Pharma South Africa (Pty) Limited	South Africa
Mylan (Proprietary) Limited	South Africa
SCP Pharmaceuticals (Proprietary) Limited	South Africa
Xixia Pharmaceuticals (Proprietary) Limited	South Africa
BGP Products Operations, S.L.U.	Spain
Meda Pharma, S.L.	Spain
Mylan Pharmaceuticals S.L.	Spain
Abbex AB	Sweden
Antula Holding AB	Sweden
BGP Products AB	Sweden
Ellem Lakemedel AB	Sweden
Ipex AB	Sweden
Ipex Medical AB	Sweden

EXHIBIT 21.1

Meda AB	Sweden
Meda OTC AB	Sweden
Mylan AB	Sweden
Mylan Sweden Holdings AB	Sweden
Recip AB	Sweden
Recip Lakemedel AB	Sweden
Safe Breath International AB	Sweden
Scandinavian Pharmaceuticals-Generics AB (SE)	Sweden
Scandpharm Marketing AB	Sweden
BGP Products GmbH (Switzerland)	Switzerland
BGP Products Operations GmbH	Switzerland
BGP Products Switzerland GmbH	Switzerland
Explora Laboratories S.A.	Switzerland
Meda Pharma GmbH (Switzerland)	Switzerland
Meda Pharmaceuticals Switzerland GmbH	Switzerland
Mylan GmbH	Switzerland
Mylan Holdings GmbH	Switzerland
Meda Pharmaceuticals Taiwan Ltd.	Taiwan Province of China
Mylan (Taiwan) Limited	Taiwan Province of China
DPT Laboratories, Ltd.	Texas
Mylan Bertek Pharmaceuticals Inc.	Texas
Rottapharm Thailand Ltd	Thailand
Meda Pharma Ilac San ve Tic Ltd. Sti	Turkey
Meda Pharmaceuticals MEA FZ-LLC	United Arab Emirates
Mylan FZ-LLC	United Arab Emirates
American Triumvirate Insurance Company	Vermont
Mylan International Holdings, Inc.	Vermont
MP AIR, INC.	West Virginia
Mylan Pharmaceuticals Inc.	West Virginia
Mylan Technologies, Inc.	West Virginia

EXHIBIT 21.1

Mylan ASI LLC	Wyoming